SUPPLEMENT TO
                            BEST EFFORTS COMPENSATION
                                    AGREEMENT

                                                            Alhambra, California
                                                            Date: April 30, 1999

Jason Adelman
Drake & Co.
7 Hanover Square, 2nd Floor
New York, NY 10004

Dear Mr. Adelman:

         The following supplemental or substitutional provisions shall be construed as part of, and included in, the Best Efforts Compensation Agreement (the "Compensation Agreement") that was entered into between Cyber Merchants Exchange, Inc., d.b.a. C-ME.com and the undersigned on or about March 16, 1999. Reference is made to the specific provision in the Compensation Agreement that are being supplemented/substituted.

Sections 3 (d)(iii)(1)

         The second sentence of this paragraph will now read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision and shall expire four (4) years after the effective date of the registration statement."

Section 3(d)(iii)(2)

         The fourth sentence should read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision, and shall expire four (4) years after the effective date of the registration statement."

Paragraph 3 is added:

         "The Warrant or the underlying securities shall not be sold, transferred, assigned, pledged or hypothecated, except by operation of law or pursuant to a reorganization for a period of one (1) year following the effective date of the registration statement. However, the Warrant or the underlying securities may be transferred to other broker-dealers participating in the offering, or their respective officers or partners.

         The Warrant or the certificates, if exercised, shall bear a legend describing the specific restriction and the applicable time period."

                                               Very truly yours,

                                               CYBER MERCHANTS EXHANGE, INC
                                               d.b.a. C-ME.com



                                               By:______________________________
                                                       Frank Yuan, President


Confirmed and accepted as of
the date first above written:

______________________________

By: __________________________

Name: ________________________

Title: _______________________

                                  SUPPLEMENT TO
                            BEST EFFORTS COMPENSATION
                                    AGREEMENT



                                                            Alhambra, California
                                                            Date: April 30, 1999

Marcus Hurlburt
Travis Morgan Securities
18952 Macarthur Blvd., Suite 315
Irvine, CA 92612

Dear Mr. Hurlburt:

         The following supplemental or substitutional provisions shall be construed as part of, and included in, the Best Efforts Compensation Agreement (the "Compensation Agreement") that was entered into between Cyber Merchants Exchange, Inc., d.b.a. C-ME.com and the undersigned on or about April 20, 1999. Reference is made to the specific provision in the Compensation Agreement that are being supplemented/substituted.

Sections 3 (d)(iii)(1)

         The second sentence of this paragraph will now read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision and shall expire four (4) years after the effective date of the registration statement."

Section 3(d)(iii)(2)

         The fourth sentence should read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision, and shall expire four (4) years after the effective date of the registration statement."

Paragraph 3 is added:

         "The Warrant or the underlying securities shall not be sold, transferred, assigned, pledged or hypothecated, except by operation of law or pursuant to a reorganization for a period of one (1) year following the effective date of the registration statement. However, the Warrant or the underlying securities may be transferred to other broker-dealers participating in the offering, or their respective officers or partners.

         The Warrant or the certificates, if exercised, shall bear a legend describing the specific restriction and the applicable time period."

                                               Very truly yours,

                                               CYBER MERCHANTS EXHANGE, INC
                                               d.b.a. C-ME.com



                                               By:______________________________
                                                       Frank Yuan, President


Confirmed and accepted as of
the date first above written:

______________________________

By: __________________________

Name: ________________________

Title: _______________________

                                  SUPPLEMENT TO
                            BEST EFFORTS COMPENSATION
                                    AGREEMENT



                                                            Alhambra, California
                                                            Date: April 30, 1999

Roger Fan
U.S. Pacific Financial Services
801 S. Garfield Ave., Suite 101
Alhambra, California 91801

Dear Mr. Fan:

         The following supplemental or substitutional provisions shall be construed as part of, and included in, the Best Efforts Compensation Agreement (the "Compensation Agreement") that was entered into between Cyber Merchants Exchange, Inc., d.b.a. C-ME.com and the undersigned on or about March 18, 1999. Reference is made to the specific provision in the Compensation Agreement that are being supplemented/substituted.

Sections 3 (d)(iii)(1)

         The second sentence of this paragraph will now read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision and shall expire four (4) years after the effective date of the registration statement."

Section 3(d)(iii)(2)

         The fourth sentence should read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision, and shall expire four (4) years after the effective date of the registration statement."

Paragraph 3 is added:

         "The Warrant or the underlying securities shall not be sold, transferred, assigned, pledged or hypothecated, except by operation of law or pursuant to a reorganization for a period of one (1) year following the effective date of the registration statement. However, the Warrant or the underlying securities may be transferred to other broker-dealers participating in the offering, or their respective officers or partners.

         The Warrant or the certificates, if exercised, shall bear a legend describing the specific restriction and the applicable time period."

                                               Very truly yours,

                                               CYBER MERCHANTS EXHANGE, INC
                                               d.b.a. C-ME.com



                                               By:______________________________
                                                       Frank Yuan, President


Confirmed and accepted as of
the date first above written:

______________________________

By: __________________________

Name: ________________________

Title: _______________________

                                  SUPPLEMENT TO
                            BEST EFFORTS COMPENSATION
                                    AGREEMENT



                                                            Alhambra, California
                                                            Date: April 30, 1999

Tom Diggs
Malachi Group
12 Piedmont Center, #410
Atlanta, GA 30305

Dear Mr. Diggs:

         The following supplemental or substitutional provisions shall be construed as part of, and included in, the Best Efforts Compensation Agreement (the "Compensation Agreement") that was entered into between Cyber Merchants Exchange, Inc., d.b.a. C-ME.com and the undersigned on or about April 22, 1999. Reference is made to the specific provision in the Compensation Agreement that are being supplemented/substituted.

Sections 3 (d)(iii)(1)

         The second sentence of this paragraph will now read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision and shall expire four (4) years after the effective date of the registration statement."

Section 3(d)(iii)(2)

         The fourth sentence should read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision, and shall expire four (4) years after the effective date of the registration statement."

Paragraph 3 is added:

         "The Warrant or the underlying securities shall not be sold, transferred, assigned, pledged or hypothecated, except by operation of law or pursuant to a reorganization for a period of one (1) year following the effective date of the registration statement. However, the Warrant or the underlying securities may be transferred to other broker-dealers participating in the offering, or their respective officers or partners.

         The Warrant or the certificates, if exercised, the shares shall bear a legend describing the specific restriction and the applicable time period."

                                               Very truly yours,

                                               CYBER MERCHANTS EXHANGE, INC
                                               d.b.a. C-ME.com



                                               By:______________________________
                                                       Frank Yuan, President


Confirmed and accepted as of
the date first above written:

______________________________

By: __________________________

Name: ________________________

Title: _______________________

                                  SUPPLEMENT TO
                            BEST EFFORTS COMPENSATION
                                    AGREEMENT



                                                            Alhambra, California
                                                            Date: April 30, 1999

Bob Guiltinan
Tradeway Securities Group
5875 Avenida Encinas
Carlsbad, CA 92008

Dear Mr. Guiltinan:

         The following supplemental or substitutional provisions shall be construed as part of, and included in, the Best Efforts Compensation Agreement (the "Compensation Agreement") that was entered into between Cyber Merchants Exchange, Inc., d.b.a. C-ME.com and the undersigned on or about April 21, 1999. Reference is made to the specific provision in the Compensation Agreement that are being supplemented/substituted.

Sections 3 (d)(iii)(1)

         The second sentence of this paragraph will now read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision and shall expire four (4) years after the effective date of the registration statement."

Section 3(d)(iii)(2)

         The fourth sentence should read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision, and shall expire four (4) years after the effective date of the registration statement."

Paragraph 3 is added:

         "The Warrant or the underlying securities shall not be sold, transferred, assigned, pledged or hypothecated, except by operation of law or pursuant to a reorganization for a period of one (1) year following the effective date of the registration statement. However, the Warrant or the underlying securities may be transferred to other broker-dealers participating in the offering, or their respective officers or partners.

         The Warrant or the certificates, if exercised, the shares shall bear a legend describing the specific restriction and the applicable time period."

                                               Very truly yours,

                                               CYBER MERCHANTS EXHANGE, INC
                                               d.b.a. C-ME.com



                                               By:______________________________
                                                       Frank Yuan, President


Confirmed and accepted as of
the date first above written:

______________________________

By: __________________________

Name: ________________________

Title: _______________________

                                  SUPPLEMENT TO
                            BEST EFFORTS COMPENSATION
                                    AGREEMENT


                                                            Alhambra, California
                                                            Date: April 30, 1999

Andy Lam
Corporate Investment Group
175 W. Jackson Blvd.
Suite A-1951
Chicago, IL 60604

Dear Mr. Lam:

         The following supplemental or substitutional provisions shall be construed as part of, and included in, the Best Efforts Compensation Agreement (the "Compensation Agreement") that was entered into between Cyber Merchants Exchange, Inc., d.b.a. C-ME.com and the undersigned on or about April 6, 1999. Reference is made to the specific provision in the Compensation Agreement that are being supplemented/substituted.

Sections 3 (d)(iii)(1)

         The second sentence of this paragraph will now read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision and shall expire four (4) years after the effective date of the registration statement."

Section 3(d)(iii)(2)

         The fourth sentence should read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision, and shall expire four (4) years after the effective date of the registration statement."

Paragraph 3 is added:

         "The Warrant or the underlying securities shall not be sold, transferred, assigned, pledged or hypothecated, except by operation of law or pursuant to a reorganization for a period of one (1) year following the effective date of the registration statement. However, the Warrant or the underlying securities may be transferred to other broker-dealers participating in the offering, or their respective officers or partners.

         The Warrant or the Certificates, if exercised, the shares shall bear a legend describing the specific restriction and the applicable time period."

                                               Very truly yours,

                                               CYBER MERCHANTS EXHANGE, INC
                                               d.b.a. C-ME.com



                                               By:______________________________
                                                       Frank Yuan, President


Confirmed and accepted as of
the date first above written:

______________________________

By: __________________________

Name: ________________________

Title: _______________________

                                  SUPPLEMENT TO
                            BEST EFFORTS COMPENSATION
                                    AGREEMENT

                                                            Alhambra, California
                                                            Date: April 30, 1999

Andrew M. Razo
AM Razo & Company Securities, Inc.
Lakeshore Tower, Suite 350
18101 Von Karman Ave.
Irvine, CA 92612


Dear Mr. Razo:

         The following supplemental or substitutional provisions shall be construed as part of, and included in, the Best Efforts Compensation Agreement (the "Compensation Agreement") that was entered into between Cyber Merchants Exchange, Inc., d.b.a. C-ME.com and the undersigned on or about April 20, 1999. Reference is made to the specific provision in the Compensation Agreement that are being supplemented/substituted.

Sections 3 (d)(iii)(1)

         The second sentence of this paragraph will now read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision and shall expire four (4) years after the effective date of the registration statement."

Section 3(d)(iii)(2)

         The fourth sentence should read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision, and shall expire four (4) years after the effective date of the registration statement."

Paragraph 3 is added:

         "The Warrant or the underlying securities shall not be sold, transferred, assigned, pledged or hypothecated, except by operation of law or pursuant to a reorganization for a period of one (1) year following the effective date of the registration statement. However, the Warrant or the underlying securities may be transferred to other broker-dealers participating in the offering, or their respective officers or partners.

         The Warrant or the certificates, if exercised, shall bear a legend describing the specific restriction and the applicable time period."

                                               Very truly yours,

                                               CYBER MERCHANTS EXHANGE, INC
                                               d.b.a. C-ME.com



                                               By:______________________________
                                                       Frank Yuan, President


Confirmed and accepted as of
the date first above written:

______________________________

By: __________________________

Name: ________________________

Title: _______________________

                                  SUPPLEMENT TO
                            BEST EFFORTS COMPENSATION
                                    AGREEMENT



                                                            Alhambra, California
                                                            Date: April 30, 1999

Lynwood Jen
Ace Diversified Capital, Inc.
8855 E. Valley Blvd., Suite 205
Rosemead, CA 91770

Dear Mr. Jen:

         The following supplemental or substitutional provisions shall be construed as part of, and included in, the Best Efforts Compensation Agreement (the "Compensation Agreement") that was entered into between Cyber Merchants Exchange, Inc., d.b.a. C-ME.com and the undersigned on or about March 16, 1999. Reference is made to the specific provision in the Compensation Agreement that are being supplemented/substituted.

Sections 3 (d)(iii)(1)

         The second sentence of this paragraph will now read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision and shall expire four (4) years after the effective date of the registration statement."

Section 3(d)(iii)(2)

         The fourth sentence should read:

         "The Warrant shall be in standard form (see Exhibit A) and shall be assignable (subject to the limitations provided in paragraph 3), shall contain a net exercise provision, and shall expire four (4) years after the effective date of the registration statement."

Paragraph 3 is added:

         "The Warrant or the underlying securities shall not be sold, transferred, assigned, pledged or hypothecated, except by operation of law or pursuant to a reorganization for a period of one (1) year following the effective date of the registration statement. However, the Warrant or the underlying securities may be transferred to other broker-dealers participating in the offering, or their respective officers or partners.

         The Warrant or the Certificates, if exercised, the shares shall bear a legend describing the specific restriction and the applicable time period."

                                               Very truly yours,

                                               CYBER MERCHANTS EXHANGE, INC
                                               d.b.a. C-ME.com



                                               By:______________________________
                                                       Frank Yuan, President


Confirmed and accepted as of
the date first above written:

______________________________

By: __________________________

Name: ________________________

Title: _______________________




                                        2